                         VIEWS FROM CAMELBACK MOUNTAIN
                          "The Turn Has Come In Asia"



The Asian crisis started in July of 1997 and by the 4th quarter of last year it had a negative effect on some U.S. multinational companies. The problems in Asia got worse as time passed. Everyone claimed, and the market believed, that under the "Domino Theory" Russia would fall next and then Japan was scheduled to go along with Brazil (we all learned about the "Domino Theory" 30 years ago in Vietnam and of course it did not work and it did not happen). This time the world's economies were supposed to collapse not capitalism. In the third quarter of this year the Asian markets went down less than the U.S. market and the European markets. Since September 30th the Asian markets have actually gone up. The good news is the U.S. dollar has declined and it is lower today than it was in the fourth quarter of last year. Thus, it seems likely that the foreign currency translations of multinational companies in this quarter will produce more earnings in contrast to hurting earnings for the last two years. If Asia has turned, the rest of the dominoes may not even fall and globalization and technology might continue to reign for another decade or two. Multinational stocks have not done as well as "purely" domestic U.S. stocks since August of 1997 because of these fears. It now looks like their turn has arrived.

As I said in my appearance on Wall Street Week With Louis Rukeyser (September 4,
1998), I believe the market has already hit bottom or is very close to it. Since then we have had the development of the hedge fund problem, the Brazilian problem and others that have scared the dickens out of the stock market, but I am happy to say that the Dow Jones Industrial Average is up 450 points since September 4th. The individual investors have held this market together in the face of fear and horror stories because the media have educated us so well during the last ten years. They made the difference in the last decade. I continue to believe that we will not have a recession and corporate earnings next year will be up about seven percent, not down.

For seventy years stocks have provided a return of about four times that of bonds after adjusting for inflation. Today five year Treasuries will earn you under five dollars based upon a 100 dollar price; thus, you would have to pay over 20X earnings to buy a Treasury. Stocks are selling at approximately the same P/E. Therefore, it would appear that stocks are a much better value to purchase today.

During the market weakness we noticed that, excluding the small under-developed countries, there was a high correlation between the U.S. stock market and other developed countries stock markets. Given all the advantages of owning U.S. stocks it makes less sense today than ever before to lose SEC protection and buy foreign stocks. I truly cannot understand the wisdom of taking your money into uncertain parts of the world, adding principal currency risks and the inferior quality at this time. Most of the world's best and most profitable companies are right here. The top high tech companies are here while the foreign companies are mostly in matured or sunset industries. Their industries are a copy of ours 50 years ago.

                                       Warmest Regards,


                                       L. Roy Papp
                                       October 12, 1998

                        PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              September 30, 1998
                                  (Unaudited)

                                                                            Number      Market
                              Common Stocks                                of Shares     Value
-------------------------------------------------------------------------  ---------  -----------
Computer Equipment (20.3%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)                662,900  $24,983,044
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                      175,000    9,264,062
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                              244,000   20,923,000
                                                                                      -----------
                                                                                       55,170,106
                                                                                      -----------
Industrial Services (13.2%)
 Air Express International
  (Air freight forwarding)                                                   480,000    7,680,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                           360,000   19,417,500
 Manpower, Inc.
  (Provider of non-government employment services)                           425,000    8,685,937
                                                                                      -----------
                                                                                       35,783,437
                                                                                      -----------
Electrical Equipment (11.6%)
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)           130,000    8,092,500
 General Electric Co.
  (Diversified industrial company)                                           140,000   11,138,750
 Molex, Inc.
  (Supplier of electrical, electronic, and fiber optic interconnection       450,000   12,206,250
    products and systems)                                                             -----------
                                                                                       31,437,500
                                                                                      -----------

Pharmaceutical (8.3%)
 Astra AB
  (International pharmaceutical company)                                     360,000    6,187,500
 Merck & Company
  (Ethical drugs)                                                            128,000   16,584,000
                                                                                      -----------
                                                                                       22,771,500
                                                                                      -----------
Specialty Retailing (6.9%)
 Office Depot*
  (Large office supply retailer and direct marketer of office products)      835,000   18,735,312
                                                                                      -----------

Consumer Services (6.6%)
 Service Corporation International
  (Funeral service, cemetery owner/operator)                                 380,000   12,112,500
 Steiner Leisure Ltd.*
  (Provider of spa services, beauty salons, and health clubs on
    cruise ships)                                                            370,750    5,792,969
                                                                                      -----------
                                                                                       17,905,469
                                                                                      -----------
Financial Services (6.0%)
 State Street Corporation
  (Provider of U.S. and global securities custodial services)                300,000   16,368,750
                                                                                      -----------

*Non-income producing security.

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               September 30, 1998
                                  (Unaudited)

                                                                    Number       Market
                    Common Stocks (continued)                      of Shares     Value
-----------------------------------------------------------------  ---------  ------------

Medical Products (5.8%)
 Johnson & Johnson
  (Healthcare products)                                              200,000  $ 15,650,000
                                                                              ------------

Consumer Products (4.7%)
 Coca Cola Company
  (Dominant international soft drink company)                         16,000       922,000
 Gillette Company
  (Personal care products and batteries)                              27,000     1,032,750
 Mattel, Inc.
  (Toy manufacturer)                                                 390,000    10,920,000
                                                                              ------------
                                                                                12,874,750
                                                                              ------------
Restaurants (4.6%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                            211,000    12,594,063
                                                                              ------------

Software (3.6%)
 Microsoft Corporation*
  (Personal computer software)                                        90,000     9,905,625
                                                                              ------------

Distributors (3.6%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)       189,600     2,488,500
 Sigma-Aldrich Corp.
  (Develops, manufactures, and distributes specialty chemicals)      255,000     7,363,125
                                                                              ------------
                                                                                 9,851,625
                                                                              ------------
Telecommunications (3.3%)
 L.M. Ericsson Telephone AB
  (Manufacturer of telecom systems and cellular handsets)            144,000     2,646,000
 Hong Kong Telecommunications, Ltd.
  (International telecommunications services)                        325,000     6,215,625
                                                                              ------------
                                                                                 8,861,625
                                                                              ------------
Miscellaneous (.4%)
 Exxon Corp.
  (Worldwide integrated oil company)                                  15,000     1,052,813
                                                                              ------------


Total Common Stocks -- 98.9%                                                   268,962,575
Cash and Other Assets, Less Liabilities -- 1.1%                                  2,859,380
                                                                              ------------

Net Assets -- 100%                                                            $271,821,955
                                                                              ============

Net Asset Value Per Share
(Based on 10,799,271 shares outstanding at September 30, 1998)                $      25.17
                                                                              ============

*Non-income producing security.